SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:   September 11, 2002

CAPITAL ONE AUTO FINANCE TRUST 2002-A

Capital One Auto Receivables, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-54736	31-1750007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, Mclean Virginia	22102
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code):

(703) 720-1000

(Former name or former address, if changed since last report):
Not Applicable

Item 5.                                                                       Other Events

                                                                                                            The August 2002 Monthly Servicer Report to investors was distributed September 11, 2002.

Signature

                                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPITAL ONE AUTO FINANCE TRUST 2002-A

By:	Capital One Auto Receivables, LLC
Servicer

By:	/s/ Jeffery Elswick
Jeffery Elswick
Manager of Securitization, COAF

Date: September 11, 2002

2

Capital One Auto Finance Trust

Automobile Receivable-Backed Notes, Series 2002-A

Class A-1 1.98% Asset Backed Notes

Class A-2 2.99% Asset Backed Notes

Class A-3 4.03% Asset Backed Notes

Class A-4 4.79% Asset Backed Notes

Class B 8.35% Asset Backed Notes

Preliminary Servicer’s Certificate

Monthly Period Beginning:	8/1/2002			Cut-off	Closing	Original
Monthly Period Ending:	8/31/2002	Purchases	Units	Date	Date	Pool Balance
Prev. Distribution/Close Date:	8/15/2002	Initial Purchase	74,011	4/18/2002	4/23/2002	$1,086,769,451
Distribution Date:	9/16/2002	Sub. Purchase #1	13,358	5/17/2002	5/21/2002	$214,043,551
Days of Interest for Period:	32	Sub. Purchase #2
Days in Collection Period:	31	Sub. Purchase #3
Months Seasoned:	5	Total	87,369			$1,300,813,002.37

I.	MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

{1}	Beginning of period Aggregate Principal Balance		{1}		$1,229,929,513.22

{2}	Purchase of Subsequent Receivables		{2}		0.00

	Monthly Principal Amounts

	{3}	Regular Principal Received	{3}	17,513,532.61
	{4}	Prepaid Principal Received	{4}	7,735,016.93
	{5}	Defaulted Receivables Deposit Amount	{5}	2,561,831.94
	{6}	Principal Portion of Repurchased Receivables	{6}	13,648.48
	{7}	Cram Down Losses and Other Non-Cash Adjustments	{7}	12,561.02

	{8}	Total Monthly Principal Amounts	{8}		27,836,590.98

{9}	End of period Aggregate Receivable Balance		{9}		$1,202,092,922.24
{10}	Pool Factor ({9} / Original Pool Balance)		{10}		0.9241

II.	MONTHLY PERIOD NOTE BALANCE CALCULATION:

			Class A-1	Class A-2	Class A-3	Class A-4	Class B	TOTAL
{11}	Original Note Balance	{11}	$209,000,000	$349,000,000	$320,000,000	$322,000,000	$65,040,000	$1,265,040,000

{12}	Beginning of period Note Balance	{12}	140,243,009	349,000,000	320,000,000	322,000,000	31,705,303	$1,162,948,312

{13}	Noteholders’ Principal Distributable Amount	{13}	27,001,493	0	0	0	835,098	27,836,591
{14}	Noteholders’ Accelerated Principal Amount	{14}	0	0	0	0	7,678,265	7,678,265
{15}	Optional Note Redemption Principal Amount	{15}	0	0	0	0	0	0

{16}	End of period Note Balance	{16}	113,241,516	349,000,000	320,000,000	322,000,000	23,191,939	$1,127,433,455

{17}	Note Pool Factors ({16} / {11})	{17}	0.5418	1.0000	1.0000	1.0000	0.3566	0.8912

III.	RECONCILIATION OF PRE-FUNDING ACCOUNT:

{18}	Beginning of period Pre-Funding Account balance	{18}		$0.00
{19}	Purchase of Subsequent Receivables	{19}	0.00
{20}	Investment Earnings	{20}	0.00
{21}	Investment Earnings Transfer to Collections Account	{21}	0.00
{22}	Payment of Mandatory Prepayment Amount	{22}	0.00
{23}	Mandatory Reduction of the Prefunding Account After Final Addition	{23}	0.00
{24}	End of period Pre-Funding Account balance	{24}		$0.00

IV.	RECONCILIATION OF COLLECTION ACCOUNT:

Available Funds:
{25}	Scheduled and Prepayment Principal Cash Received						{25}	25,248,549.54
{26}	Liquidation Proceeds Collected during period						{26}	286,571.17
{27}	Receivables Repurchase Amounts						{27}	13,648.48
{28}	Interest and Fees Collected on Receivables						{28}	16,695,846.97
{29}	Recoveries on Previously Defaulted Receivables						{29}	20,597.83
{30}	Advances from the Reserve Fund						{30}	0.00
	Investment Earnings on Trust Accounts
{31}	Collection Account						{31}	49,675.67
{32}	Transfer from Reserve Fund						{32}	18,698.43
{33}	Transfer from Pre-Funding Account						{33}	0.00
{34}	Transfer from the Pre-Funding Account						{34}	0.00
{35}	Optional Note Redemption Prepayment Amount						{35}	0.00
{36}	Class B Noteholder’s Accelerated Principal Amount Not Distributed in Prior Month						{36}	0.00
{37}	Total Available Funds						{37}		42,333,588.09

Distributions:
{38}	Trustees’ Fees						{38}	0.00
{39}	Servicing Fees						{39}	2,857,756.32
	Class A Noteholders’ Note Interest
	Class	Beginning Note Balance	Interest Rate	Days	Days Basis	Calculated Interest
{40}	A-1	$140,243,009	1.98000%	32	Actual days/360	$246,828	{40}	246,827.70
{41}	A-2	$349,000,000	2.99000%	30	30/360	869,592	{41}	869,591.67
{42}	A-3	$320,000,000	4.03000%	30	30/360	1,074,667	{42}	1,074,666.67
{43}	A-4	$322,000,000	4.79000%	30	30/360	1,285,317	{43}	1,285,316.67
{44}	Note Insurer Premiums						{44}	263,956.70
{45}	Reimbursement Obligations due Note Insurer						{45}	0.00

	Class B Noteholders’ Primary Note Interest
	Class	Beginning Note Balance	Interest Rate	Days	Days Basis	Calculated Interest
{46}	Class B	$31,705,303	8.35000%	30	30/360	220,616	{46}	220,616.06

{47}	Class A Noteholders’ Principal Payment Amount						{47}	27,001,493.25
{48}	Accrued and Unpaid Premium and Reimbursement Obligations, due Note Insurer						{48}	0.00
{49}	Deposit to Reserve Account, to Required Level						{49}	0.00
{50}	Class A Noteholder’s Accelerated Principal Amount (if in an event of default under the indenture or, under certain circumstances, an insurance agreement event of default)						{50}	0.00
{51}	Class B Noteholders’ Principal Payment Amount						{51}	835,097.73
{52}	Class B Noteholder’s Accelerated Principal Amount						{52}	7,678,265.33
{53}	Optional Note Redemption Amount						{53}	0.00
{54}	Other Amounts Due to the Trustees						{54}	0.00
{55}	Servicer Transition Expenses						{55}	0.00
{56}	Indenture Trustee Title Expenses						{56}	0.00
{57}	Class B Excess Interest						{57}	0.00
{58}	Distribution to the equity certificate holder						{58}	0.00
{59}	Total Distributions						{59}		42,333,588.09

V.	RECONCILIATION OF RESERVE ACCOUNT:

{60} Beginning of period Reserve Account balance							{60}		$13,008,130.02

	Deposits to Reserve Account
{61}	Investment Earnings						{61}	18,698.43
{62}	Initial Reserve Deposit						{62}	—
{63}	Capitalized Interest Amount						{63}	—
{64}	Deposits Related to Subsequent Receivables Purchases						{64}	—
{65}	Total Additions						{65}		$18,698.43

	Priority Withdrawals from Reserve Account
{66}	Transfer of Investment Earnings to Collection Account						{66}	(18,698.43)
{67}	Advances to Collection Account — Priority (1) through (7)						{67}	—
{68}	Total Priority Withdrawals						{68}		($18,698.43)

{69} Reserve Account Subtotal							{69}		$13,008,130.02
{70}	Reserve Account Requirement						{70}	13,008,130.02
{71}	Reserve Account Excess / (Shortfall)						{71}	—
{72} Deposit to / (Withdrawal from) Reserve Fund, to Required Level							{72}		$0.00
{73} Reserve Account Primary Balance							{73}		$13,008,130.02

	Subordinate Withdrawals from Reserve Account
{74}	Advances to Collection Account — Priority (10), (16) and (17) (limited to excess amounts on deposit)						{74}	—
{75}	Advances to Collection Account — Priority (12) through (15)						{75}	—
{76}	Return of Excess to Equity Certificate Holder						{76}	—
{77}	Total Subordinate Withdrawals						{77}		—

{78} End of period Reserve Account balance							{78}		13,008,130.02

VI.	CALCULATION OF RESERVE ACCOUNT REQUIREMENT

	If Prior to Accelerated Reserve Fund Event:

	Lesser of:
{79}	(1) Ending Aggregate Note Balance	{79}		1,127,433,455.28
	or
{80}	(2) 1.0% of Aggregate Receivables Balance as of the latest Cut-Off Date	{80}		13,008,130.02

{81}	Requirement	{81}		13,008,130.02

	If Accelerated Reserve Fund Event:

	Lesser of:
{82}	(1) Ending Aggregate Note Balance	{82}		1,127,433,455.28
	or
	(2) Greater of:

{83}	(a) 3.0% of Original Receivable Balance	{83}	39,024,390.07
{84}	or	{84}		66,254,490.95
{85}	(b) 6.0% of Current Outstanding Class A Note Principal Balance	{85}	66,254,490.95

{86}	Requirement	{86}		66,254,490.95

VII.	CALCULATION OF PRINCIPAL PAYMENT AMOUNTS

{87}	Principal Collections	{87}	27,836,590.98
{88}	End of Period Aggregate Receivables Balance + Prefunding Amount	{88}	1,202,092,922.24
{89}	Targeted Class A Note Balance (line {88} X 88%)	{89}	1,057,841,771.57
{90}	Class A Aggregate Oustanding Principal Balance (Start of Period)	{90}	1,131,243,009.07

	Allocable to Class A Notes:
	Lesser of:
{91}	Principal Collections X 97%	{91}	27,001,493.25
{92}	Payment Amount Necessary to Reduce Class A Balance to Required Level (line {90} - {89})	{92}	73,401,237.50
{93}	Refund of Amounts on Deposit in the Pre-Funding Account	{93}	0.00

{94}	Class A Principal Payment Amount (Minimum of {91} and {92})	{94}		27,001,493.25

	Allocation to Class B Notes:
{95}	Prinicpal Collections X 3%	{95}		835,097.73

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this

Monthly Servicer’s Report as dated above.

OFFICERS’ CERTIFICATE

                The undersigned hereby certifies that (i) he or she is an Authorized Officer of Capital One Auto Finance (the “Servicer”), and (ii) Exhibit A hereto complies with the requirements of, and is being delivered pursuant to, Section 2.02 (c) of the Servicing Agreement (the “Servicing Agreement”) dated as of April 23, 2002 by and among Capital One Auto Finance Trust 2002-A, as the Issuer, JP Morgan Chase Bank, Trustee, and the Servicer.

CAPITAL ONE AUTO FINANCE

Capital One Auto Finance, as Servicer

By:	/s/ Stuart Levy

Name:	Stuart Levy

Title:	Manager, Global Investor Reporting

Date:	09/11/02

Capital One Auto Finance Trust

Automobile Receivable-Backed Notes, Series 2002-A

Class A-1 1.98% Asset Backed Notes

Class A-2 2.99% Asset Backed Notes

Class A-3 4.03% Asset Backed Notes

Class A-4 4.79% Asset Backed Notes

Class B 8.35% Asset Backed Notes

Servicer’s Certificate

Monthly Period Beginning:	8/1/2002
Monthly Period Ending:	8/31/2002
Prev. Distribution/Close Date:	8/15/2002
Distribution Date:	9/16/2002
Days of Interest for Period:	32
Days in Collection Period:	31
Months Seasoned:	5

I.		MONTHLY PERIOD NOTE BALANCE CALCULATION:		Class A-1	Class A-2	Class A-3	Class A-4	Class B	TOTAL
	{1}	Original Note Balance	{1}	$209,000,000	$349,000,000	$320,000,000	$322,000,000	$65,040,000	$1,265,040,000

	{2}	Beginning of period Note Balance	{2}	$140,243,009	$349,000,000	$320,000,000	$322,000,000	$31,705,303	$1,162,948,312

	{3}	End of period Note Balance	{3}	$113,241,516	$349,000,000	$320,000,000	$322,000,000	$23,191,939	$1,127,433,455

	{4}	Note Pool Factors {3} / {1}	{4}	0.542	1.000	1.000	1.000	0.357	0.891

II.	MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

			Cumulative	Period
{5}	Beginning number of Receivables	{5}	74,011	85,182
{6}	Number of Subsequent Receivables Purchased	{6}	13,358	0
{7}	Number of Receivables Defaulted during period	{7}	420	259
{8}	Number of Receivables becoming Purchased Receivables during period	{8}	75	1
{9}	Number of Receivables paid off during period	{9}	2,689	737
{10}	Ending number of Receivables	{10}	84,185	84,185

III.	STATISTICAL DATA: (CURRENT AND HISTORICAL)

			Original	Prev. Month	Current
{11}	Weighted Average APR of the Receivables	{11}	15.49%	15.76%	15.76%
{12}	Weighted Average Remaining Term of the Receivables	{12}	60.64	58.86	57.98
{13}	Weighted Average Original Term of Receivables	{13}	62.50	62.50	62.50
{14}	Average Receivable Balance	{14}	$14,684	$14,430	$14,263

IV.	DELINQUENCY:

Receivables with Scheduled Payment delinquent			Units	Dollars	Percentage
{15}	31-60 days	{15}	3,097	44,702,075	3.63%
{16}	61-90 days	{16}	828	11,371,073	0.92%
{17}	91-120 days	{17}	267	3,770,739	0.31%
{18}	Receivables with Scheduled Payment delinquent more than 60 days at end of period	{18}	1,095	$15,141,812	1.23%

V.	PERFORMANCE TESTS:

Delinquency Ratio
{19}	Receivables with Scheduled Payment delinquent more than 60 days at end of period (line {18})	{19}	$15,141,812
{20}	Beginning of period Principal Balance	{20}	1,229,929,513

{21}	Delinquency Ratio {16} + {17} divided by {20}	{21}	1.23%
{22}	Previous Monthly Period Delinquency Ratio	{22}	0.84%
{23}	Second previous Monthly Period Delinquency Ratio	{23}	0.38%

{24}	Average Delinquency Ratio ({21} + {22} + {23} / 3)	{24}	0.82%

	Compliance with Accelerated Reserve Fund Trigger? (Average Delinquency Ratio is less than or equal to 3% months 1-12, 4% months 13-24, 5% months 25-36 and 5.5% thereafter)		Yes
	Complaince with Insurance Agreement Event of Default? (Average Delinquency Ratio is less than or equal to 4% months 1-12, 5% months 13-24, 6% months 25-36 and 6.5% thereafter)		Yes

Cumulative Net Charge-off Rate
{25}	Net Losses since Initial Cut-off Date (Beginning of Period)	{25}		$1,267,912
{26}	Receivables becoming Defaulted Receivables during period	{26}	$2,561,832
{27}	Cram Down Losses and other non-cash Adjustments occurring during period	{27}	$12,561
{28}	Liquidation Proceeds collected during period	{28}	$286,571
{29}	Recoveries on Defaulted Receivables during period	{29}	$20,598
{30}	Net Losses during period {26} + {27} - {28} - {29}	{30}	$2,267,224
{31}	Net Losses since Initial Cut-off Date (End of Period)	{31}		$3,535,136
{32}	Cumulative Net Loss Rate ({31} / {Original Aggregate Principal Balance})	{32}		0.27%

	Compliance with Accelerated Reserve Fund Trigger?	Cumulative Net Loss Rate is less than or equal to:	0.03125	Yes
	Complaince with Insurance Agreement Event of Default?	Cumulative Net Loss Rate is less than or equal to:	N/A	Yes

Extension Rate
{33}	Number of Receivables extended during current period	{33}	132
{34}	Beginning of Period Loans Outstanding	{34}	85,182
{35}	Extension Rate {33} divided by {34}	{35}		0.15%
{36}	Previous Monthly Extension Rate	{36}		0.18%
{37}	Second previous Monthly Extension Rate	{37}		0.20%

{38}	Average Extension Rate ({35} +{36} +{37} / 3)	{38}		0.18%

	Compliance (Extension Test Pass is an Average Extension Rate less than 4%.)			Yes